Subsequent Events	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 5: SUBSEQUENT EVENTS

a.	On October 19, 2021 the company signed a term sheet that includes binding financial terms of contemplated definitive agreements with the Max Planck Society and the University Medical Center Göttingen in Germany, including an exclusive worldwide licensing of novel COVID-19 VHH antibody candidates. The parties intend to enter into a 5-year strategic research collaboration including an option for BiondVax to license innovative VHH antibodies. Frequently referred to as nanobodies, VHH antibodies have the potential to serve as therapeutics and diagnostics for many diseases. The transaction is subject to execution of definitive agreements.

Binding terms of the term sheet, which would be included in the definitive agreements, include upfront, milestone and royalty-based cash and stock payments by BiondVax to MPG and UMG. The parties aim to complete definitive agreements by late January, although there is no guarantee if and when the parties will execute the definitive agreements.

b.	The European Investment Bank (EIB) has indicated that it supports BiondVax’s new strategic turnaround plans. The parties are currently in discussions to renegotiate the terms of the EIB’s €24 million loan to BiondVax in a manner that would serve both parties’ long-term interests. BiondVax will update its shareholders regarding terms of such negotiations if and once the parties reach an agreement.